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Forest Laboratories, Inc.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Dr. Alexander J. Denner

Dr. Richard Mulligan

Professor Lucian A. Bebchuk

Dr. Eric J. Ende

Mayu Sris

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II L.P.

Icahn Partners Master Fund III L.P.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital L.P.

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

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ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLL–FREE: (800) 697–6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269–5550.

Forest Laboratories

Investor Presentation

July 2011

Special note regarding this presentation

•This presentation includes information based on data found in filings with the SEC, independent industry publications and other sources. Although we believe that the data is reliable, we do not guarantee the accuracy or completeness of this information and have not independently verified any such information. We have not sought, nor have we received, permission from any third-party to include their information in this presentation.

•Many of the statements in this presentation reflect our subjective belief. Although we have reviewed and analyzed the information that has informed our opinions, we do not guarantee the accuracy of any such beliefs.

•Sections of this presentation refer to the experience of our nominees for director at Forest Laboratories during their tenure as directors of Biogen Idec, ImClone Systems Inc., Genzyme Corporation, Amylin Pharmaceuticals, and Enzon Pharmaceuticals. We believe their experience at these companies was a success and resulted in an increase in shareholder value that benefited all shareholders. However, their success at these companies is not necessarily indicative of future results at Forest Laboratories if our nominees were to be elected to the Forest Laboratories Board of Directors.

•All stockholders of Forest Laboratories are advised to read the definitive proxy statement, the gold proxy card and other documents related to the solicitation of proxies by the Participants from the stockholders of Forest Laboratories for use at the 2011 annual meeting of stockholders of Forest Laboratories because they contain important information. The definitive proxy statement and form of proxy along with other relevant documents are available at no charge on the SEC’s website at http://www.sec.gov or by contacting D.F. King & Co., Inc. by telephone at the following numbers: Stockholders call toll–free: (800) 697–6975 and Banks and Brokerage Firms call: (212) 269–5550. In addition, the Participants will provide copies of the definitive proxy statement without charge upon request. Information relating to the Participants is contained in the definitive Schedule 14A filed by the Participants with the SEC on July 19, 2011.

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Agenda

• Executive Summary

• Forest Labs poorly positioned for future success

• Change needed at board of directors

• Icahn nominees will add valuable experience

Forest Laboratories needs Icahn nominees to successfully navigate imminent challenges

• Forest Labs at critical juncture

-Lexapro and Namenda patent expirations likely to significantly reduce revenue and profits

-Government seeking to exclude CEO & Chairman Howard Solomon from doing business with federal health programs

-Current directors have not recognized or reacted to challenges as evidenced by inaction and lack of adequate succession planning

• Forest Labs needs independent and experienced directors to face these challenges successfully

-Icahn nominees have succeeded in similar situations at other healthcare companies

-Icahn representation will benefit Forest Labs and all shareholders by making available unique and valuable experience

Support the Icahn nominees and vote the Gold Card!

Agenda

• Executive Summary

• Forest Labs poorly positioned for future success

• Change needed at board of directors

• Icahn nominees will add valuable experience

Lexapro and Namenda patent expirations present significant headwinds

Note: Fiscal year ends March 31; Lexapro 55% of FY11 product sales, patent expiration March 2012; Namenda 30% of FY11 product sales, patent expiration April 2015

Source: Analyst research; Public documents

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Annual product sales ($M)

Annual operating profit ($M)

$5,000M

4,000

3,000

2,000

1,000

0

$4,213M

Other

Lexapro

FY11A

Lexapro

-$2,038M

Lexapro patent expiration

$1,045M

Other

Growth in Other Products

$3,220M

Other

Lexapro

FY13E

Annual operating profit ($M)

$1,500M

1,000

500

0

$1,396M

FY11A

-$1,144M

Lexapro patent expiration and Other Product growth

$252M

FY13E

Lexapro and Namenda patent expirations place 85% of net sales at risk

Government revenue at risk due to current management, another headwind

•Department of Health and Human Services notified Chairman, CEO and President Howard Solomon that it may exclude him from participating in federal healthcare programs

-Revenue and profitability would be severely impacted

•Company responded by determining to defend Howard Solomon and to contest the government

-$313M of settlement costs from related action, including $164M of criminal penalties

•Forest Labs recently promoted CEO Howard Solomon’s son, David Solomon, to SVP, Corporate Development and Strategy

-Question independence and objectivity of management team

•Board and management seem dedicated to preserving Solomon control

Independent and objective directors needed to ensure high ethical standards and adherence to law

Note: DoJ – USAtty represents Department of Justice, US Attorney’s Office

Source: Public documents

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DoJ - USAtty Settlement ($M)

$400M

300

200

100

0

$150M

Fine

$14M

Forfeiture

$149M

Payment to federal gov. and state Medicaid

$313M

Total

Board responsible for poor succession planning, weak bench

• President & COO Olanoff resigns Dec. 10; Best replacement is Howard Solomon? No other choices?

• Many investors concerned by recent David Solomon promotion, possible successor to Howard Solomon?

Recent departure of President and COO has led to CEO Howard Solomon taking on added responsibilities of President.

Company has not publicly announced any succession plan.

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Position

CEO

President

COO

CFO

Marketing/Commercial Head

Scientific Affairs/R&D Head

Corporate Development Head

Office Holder 2004

Howard Solomon

Kenneth Goodman

Kenneth Goodman

John Eggers

Elaine Hochberg

Lawrence Olanoff

Office Holder 2011

Howard Solomon

Howard Solomon

?

Francis Perier

Elaine Hochberg

Marco Taglietti

David Solomon

Management tenure includes multiple complaints from gov. & regulatory authorities

DoJ – USAtty

• Subsidiary pled guilty to felony and misdemeanor charges in connection with obstruction of justice, off-label promotion and distribution of an unapproved drug

• As a result, FRX forced to enter into corporate integrity agreement increasing administrative burdens and operational oversight through Sep. 2015

• Received subpoena requesting documents relating to Benicar and Azor

Health Agencies

• Department of Health and Human Services notified Chairman, CEO and President Howard Solomon that it may exclude him from participating in federal healthcare programs

• Various government agencies brought actions alleging overcharging of Medicaid drug reimbursement

• Forest Labs admitted suppression of negative European Celexa pediatric research results

• Defendants in various state and federal actions regarding pediatric use of Celexa and Lexapro, specifically illegal kickback allegations to induce Rx

State & Federal Courts

• Currently defending 56 product liability lawsuits

• Defending class and collective action brought by current and former sales reps regarding overtime violations under FLSA

• Defendant in various federal district courts regarding anti-trust laws in marketing of pharma products

• Entered into stipulation of settlement to resolve breach of D&O fiduciary duties connected to Celexa and Lexapro marketing

NYSE

• Publicly reprimanded Forest Labs for failure to provide NYSE with at least 10 days notice of record date for 2011 annual meeting

Note: DoJ – USAtty represents Department of Justice, US Attorney’s Office; NYSE represents New York Stock Exchange

Source: Public documents

Scattered efforts across therapeutic areas may not fill gap from patent expirations

Note: ($M) represents FY 2011 sales ending March 31 or (current state of development)

Source: Public documents

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Gastro-enterology

Central Nervous System

Cardiovascular

Anti-Infective

Endocrinology

OB / GYN Pediatric

Pain Management

Respiratory

Scattered efforts across 8 therapeutic areas

Currently, Forest Labs SG&A spending in line with Specialty Pharma peer group

Note: FRX represents FY11 ending March; SG&A excludes unusual and one-time charges; AGN=Allergan, SHP=Shire, WCRX=Warner Chilcott, CEPH=Cephalon, ENDP=Endo Pharmaceuticals, FRX=Forest Labs, VRX=Valeant Pharmaceuticals, MYL=Mylan, WPI=Watson Pharmaceuticals

Source: Analyst research; Public documents

11

2010 SG&A % of net sales

50%

40

30

20

10

0

40%

AGN

39%

SHP

37%

WCRX

34%

CEPH

31%

ENDP

30%

FRX

20%

VRX

19%

MYL

17%

WPI

Similar situation when Forest Labs compared with Big Pharma peer group

Note: FRX represents FY11 ending March; SG&A excludes unusual and one-time charges; NVS=Novartis, LLY=Eli Lilly, AZN=AstraZeneca, BAY=Bayer, GSK=GlaxoSmithKline, PFE=Pfizer, MRK=Merck, AABT=Abbot Labs, BMY=Bristol-Myers Squibb, SAN=Sanofi-Aventis

Source: Analyst research; Public documents

12

2010 SG&A margin %

35%

30

25

20

15

10

5

0

31%

NVS

31%

LLY

30%

AZN

30%

BAY

30%

FRX

30%

GSK

29%

PFE

28%

MRK

27%

ABT

25%

SAN

24%

BMY

However, Lexapro patent expiration will severely impact rest of company

FY 2011 FRX -Lexapro = RestCo

Net sales ($M) $4,213 $2,316 $1,897

Cost of goods $964 $530 $434

SG&A 1,254 394 859

R&D 600 0 600

Operating Expenses $2,817 $924 $1,893

Operating Income $1,396 $1,392 $4

COGS % of sales 23% 23% 23%

SG&A % of sales 30% 17% 45%

R&D % of sales 14% 0% 32%

Operating margin % 33% 60% 0%

Note: COGS allocated by % net sales contribution; SG&A assumption of 6 months full SG&A% and 6 months $50M for Lexapro; R&D assumption of $0M to Lexapro; Excludes contract revenue & other income

Source: Analyst research; Public documents

Excluding Lexapro, Forest Labs spends more on SG&A than Specialty Pharma

Note: FRX excludes Lexapro making same assumptions as prior slide and represents FY11 ending March; SG&A excludes unusual and one-time charges

Source: Analyst research; Public documents

14

2010 SG&A % of net sales

50%

40

30

20

10

0

45%

FRX

40%

AGN

39%

SHP

37%

WCRX

34%

CEPH

31%

ENDP

20%

VRX

19%

MYL

17%

WPI

Similar situation as Forest Labs spends more on SG&A than Big Pharma peer group

2010 SG&A margin %

50% 40 30 20 10 0

45% 31% 31% 30% 30% 30% 29% 28% 27% 25% 24%

FRX NVS LLY AZN BAY GSK PFE MRK ABT SAN BMY

Note: FRX excludes Lexapro making same assumptions as prior slide and represents FY11 ending March; SG&A excludes unusual and one-time charges

Source: Analyst research; Public documents

Agenda

• Executive Summary

• Forest Labs poorly positioned for future success

• Change needed at board of directors

• Icahn nominees will add valuable experience

Value destroyed over last ~7 years, average tenure of newest directors

Equity value ($B) $30B 20 10 0 $26.6B March 2004 market cap. $9.3B March 2011 market cap. FRX $11.0B AGN $22.4B $6.7B MYL $10.1B $5.0B WPI $6.8B $3.5B CEPH $5.2B $2.9B ENDP $4.3B

Change in value ($M) -$17.3B $11.4B $3.4B $1.7B $1.7B $1.4B

Note: Market cap. = average of high and low stock price in quarter x diluted shares from quarter Source: Public documents

Forest Labs lost value, while peers gained substantial value over same period

Change in value %

150% 100 50 0 -50 -100

-65% 34% 47% 50% 52% 103%

FRX WPI CEPH ENDP MYL AGN

Change in value ($B) -$17B $2B $2B $1B $3B $11B

Note: Change in value represents change in market capitalization from March 2004 to March 2011 as defined by average of high and low stock price in quarter x diluted shares from quarter Source: Public documents

Chairman and CEO Solomon compensation not tied to share performance

Chairman & CEO Solomon compensation ($M)

$10M 8 6 4 2 0

$9.0M $7.0M $6.7M $5.4M $6.5M $6.6M $8.3M $8.9M

Options

Stock

Bonus

Salary

FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011

While Forest Labs equity value declined by ~65%, Solomon paid ~$60M

Note: Fiscal year ends March 31

Source: Public documents

Prior to Icahn campaign, avg. director tenure ~23 years, lacked independence & experience

Name	Tenure (year joined)	Background	Lack of other recent public board experience	Inside director*	Former direct report of CEO
Howard Solomon	47 (1964)	Chairman, CEO and President, Forest Labs	●	●	○
Lawrence Olanoff	5 (2006)	Former President and COO, Forest Labs	●	●	●
Nesli Basgoz	5 (2006)	Associate Chief for Clinical Affairs, Division of Infectious Diseases, Mass. General Hospital Associate Professor, Harvard Medical School	●	○	○
William Candee	52 (1959)	Co-Chairman, TXX Services	●	○	○
George Cohan	34 (1977)	President, George Cohan Company	●	○	○
Dan Goldwasser	34 (1977)	Partner, Vedder Price	●	○	○
Kenneth Goodman	13 (1998)	Former President and COO, Forest Labs	●	●	●
Lester Salans	13 (1998)	Clinical Professor, Mount Sinai Medical School	●	○	○
Peter Zimetbaum	2 (2009)	Director of Clinical Cardiology, Beth Israel Deaconess Medical Center Associate Professor, Harvard Medical School	●	●	○

Forest Labs acknowledged need for change by replacing 2 of 4 longest tenured directors (Candee, Cohan) with no relevant experience

Note: *Inside director means inside director or affiliated inside director per ISS corporate governance standards; Assumes payment to Zimetbaum under consulting agreement of at least $10K
Source: ISS; Public documents

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However, more director changes needed to successfully navigate imminent challenges

Director Reason to Replace

Howard Solomon • Length of tenure (47 years) leads us to believe a fresh perspective will benefit the company

• OIG-HHS may exclude him from participating in federal healthcare programs

• Multiple adverse civil, regulatory and legal decisions during tenure

• Responsible for company’s poor positioning and lack of adequate succession planning

Dan Goldwasser • Length of tenure (34 years) leads us to believe a fresh perspective will benefit the company

• No other recent public board experience

• No operational experience

Kenneth Goodman • Former reporting relationship to Chairman and CEO leads us to question his objectivity and independence

• No other recent public board experience

Lester Salans • No operational experience

• No other recent public board experience

Icahn nominees will provide fresh perspective, independence, operational expertise and highly relevant board experience

Current board not receptive to change, misstates facts regarding our nominees

Forest Board Statement Facts

“Forest’s Board has carefully reviewed and considered Mr. Icahn’s nominees, and based on that analysis, we have concluded that his four candidates are far less qualified than our slate…”

•Forest Board has not interviewed or even contacted any of our nominees to evaluate their abilities or qualifications

“Mr. Icahn’s nominees bring no operational experience whatsoever…”

•Alex Denner and Richard Mulligan have extensive operational experience

Howard Solomon, Chairman & CEO at ImClone Systems

Kenneth Goodman,

Presiding Independent Director

Board’s “careful” review and analysis of our nominees makes us question Board’s diligence and judgment

Source: Forest Labs letter to shareholders, July 18, 2011

Chairman and CEO Solomon’s investment in the company has decreased substantially

Solomon shares owned (M) Solmon stock disposal ($M)

20M $600M

15 15M $490M $42M $22M $554M

13M 400

11M 11M

10 6M 7M 6M 5M 4M 200

5 0 0

2003 2004 2005 2006 2007 2008 2009 2010 2011

Sale Tax Gift Total

Solomon reduced ownership by ~ 75% while selling ~$500M of stock

Note: Tax represents stock used for tax payment purposes

Source: Public documents

Icahn parties much more aligned with all shareholders than management or board

FRX shares owned (M)

20M 19.9M

15

10

5 3.6M 3.5M

0 Icahn Parties All other directors and executives Howard Solomon

% of o/s shares 7.2% 1.3% 1.3%

Note: Howard Solomon’s 3.5M shares owned includes 2.3M options; All other directors and executives’ 3.6M shares includes 2.0M options

Source: Public documents

Agenda

• Executive Summary

• Forest Labs poorly positioned for future success

• Change needed at board of directors

• Icahn nominees will add valuable experience

Icahn nominees will leverage significant experience to benefit all shareholders

Name Background

Alexander Denner Managing Director, Icahn Partners

Current director at Biogen Idec, Amylin Pharmaceuticals, Enzon Pharmaceuticals

Former director at ImClone Systems, Adventrx Pharmaceuticals

Richard Mulligan Mallinckrodt Professor of Genetics, Harvard Medical School

Current director at Biogen Idec, Enzon Pharmaceuticals, Cellectis SA

Former director at ImClone Systems, Somatix Therapy Corporation

Eric Ende Co-founder, Silverback Group

Former senior biotechnology and specialty pharma analyst, Merrill Lynch, Bank of

America, Lehman Brothers (11 years)

Current director at Mesa Therapeutics, ALEA Pharmaceuticals

Former director at Genzyme

Lucian Bebchuk William Friedman and Alicia Townsend Friedman Professor of Law, Economics and

Finance and Director of the Program on Corporate Governance, Harvard Law School

Renowned corporate governance expert

Current director at OJSC MMC Norilsk Nickel

Icahn nominees on biopharma boards help create value for all shareholders

Share price appreciation %

125%

100

75

50

25 14% 42% 62% 97% 102%

0 AMLN ENZN GENZ IMCL BIIB

Months to realize 26 26 10 31 26

Note: Share price appreciation represents change from day elected to board to most recent price; Excludes companies with market cap < $100M; AMLN=Amylin Pharmaceuticals, ENZN=Enzon Pharmaceuticals, GENZ=Genzyme, BIIB=Biogen Idec, IMCL=ImClone Systems

Source: Public documents

Denner and Mulligan drove substantial change at ImClone Systems across many dimensions

Partner Relations

- Recharged partner relations with BMY as relationship had deteriorated due to prior management neglect
- Initiated dialogue, ultimately leading to new agreement with BMY that expanded ERBITUX develop. budget with no change to ImClone economics
- From 2005 to 2007, ERBITUX sales grew by 37% annually

Cost Structure

- ImClone cost structure had not been appropriate for company needs
- Exec. Committee reallocated costs, shifting SG&A spending by expanding sales force for tactical reasons while reducing overhead costs
- Margin expansion and capex reduction led to substantial free cash flow growth
- Increased spending on R&D and sales force funded through savings on corporate costs

Product Pipeline

- Industry had poor perception of ImClone pipeline and R&D efforts
- Exec. Committee conducted top-down review of pipeline
- Significantly increased investments in promising candidates such as 1121B, A12, 11F8 and others
- Cancelled programs with poor ROI
- Pipeline cited as major strategic rationale for whole company acquisition

Culture

- ImClone morale poor due to lack of strategic direction from prior management
- Took steps to institute a new culture through emphasis on cash flow, investment in R&D and increased responsibility to scientists/clinicians

Litigation

- Settled litigation including Yeda, Abbott and Repligen
- Removed substantial overhang from valuation of company

28

Source: Public documents

Icahn nominees collaborated with existing board members to enhance value at Biogen Idec

• Alex Denner and Richard Mulligan elected to Biogen Idec board in June 2009

• Partnered with existing board members to make management team changes

• Collaborated with existing board members to conduct in-depth analysis of R&D spending and pipeline, leading to restructuring of efforts, prioritization of development of drug candidates and dramatic acceleration of clinical activities critical to product development

• Worked together with existing board members to accelerate and increase share repurchases

• Board empowered management to examine cost structure, leading to margin expansion & substantial free cash flow growth

Source: Public documents

Icahn nominees worked with existing directors to drive substantial change

Genzyme Enzon Amylin

Operational • Reduced spending by $350M • Reduced overhead spending • Reorganized commercialization efforts • Reduced spending

R&D • Examined multiple in-licensing opportunities in multiple therapeutic areas • Reprioritized and advanced product pipeline • Focused R&D efforts on Exenatide franchise, Pramlintide and Metreleptin

Other • Executed three business divestitures • Sold pharmaceutical business

• Sold company • Declassified board

Source: Public documents

Icahn nominees have several proposals for Forest Labs to enhance value

• Accelerate development and adoption of succession plan

• Focus company on strategic therapeutic areas

• Examine cost structure and identify areas for improvement

• Share best practices from director experience at other companies

• Ensure investor interests represented when considering capital allocation decisions

• Maximize return of capital to shareholders while helping company achieve full potential

Icahn nominees will seek to generate long term, sustainable value

Forest Laboratories needs Icahn nominees to successfully navigate imminent challenges

• Forest Labs at critical juncture

-Patent expirations, government exclusion proceedings and lack of succession planning all place Forest Labs at critical point

-Current board not up to the task of dealing with these challenges

• Forest Labs needs independent and experienced directors to face these challenges successfully

-Icahn nominees have succeeded in similar situations at other healthcare companies

-Icahn representation will benefit Forest Labs and all shareholders by making available unique and valuable experience

Support the Icahn nominees and vote the Gold Card!

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